UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2008

_________________

AMERALIA, INC.
(Exact name of registrant as specified in its charter)

Utah	0-15474	87-0403973
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9233 Park Meadows Drive, Suite 431, Lone Tree, Colorado 80124
(Address of principal executive offices) (Zip Code)

(720) 876 2373
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 3.02	Unregistered Sale of Equity Securities
Item 5.01	Changes in Control of Registrant
Item 8.01	Other Events

On September 25, 2008, as discussed more fully in our filing on Form 8-K of that date, AmerAlia, Natural Soda Holdings Inc. (“NSHI”) and its currently 46.5% owned subsidiary, Natural Soda, Inc. (“NSI”); Bill H. Gunn and Robert van Mourik, Directors and executive officers of AmerAlia (collectively the “AmerAlia parties”) entered into a Restructuring Agreement on September 25, 2008 with Sentient USA Resources Fund, L.P. (Sentient”), Sentient USA Resources Fund II, L.P. (Sentient II”), and Sentient Global Resources Fund III, L.P. (“Sentient III” and collectively the “Sentient Entities”).

On October 31, 2008 the AmerAlia Parties and the Sentient Parties completed an Amendment to the Restructuring Agreement that is attached hereto as Exhibit 10.54.  As a result of the amendment, the restructuring transaction was divided in two closings.  In accordance with the amended agreement the first closing  occurred as of October 31, 2008.  In the first closing:

1.
Sentient exchanged all its NSHI Secured Series A and B1 debentures, accrued interest and rights to contingent interest thereon, its one share of NSHI common stock and its 53.5% of the common stock of NSI for 82% of the issued common stock of NSHI.

2.
AmerAlia exchanged its NSHI Series A and C Debentures, accrued interest thereon and its NSHI preferred stock for 12.9% of the issued common stock of NSHI, giving AmerAlia an aggregate ownership position in NSHI of 18%.

3.	Intercompany loans between AmerAlia and NSHI were extinguished.

4.	Sentient received an aggregate of 27,875,047 shares of AmerAlia common stock as follows:
(a)	15,277,778 shares of AmerAlia common stock for a total purchase price of $5,500,000;
(b)	6,619,469 shares in satisfaction of various promissory notes at $0.36 per share and
(c)	5,977,800 shares in satisfaction of debts, rights and obligations acquired from the Jacqueline Badger Mars Trust in August 2007.

5.
Officers, Directors and holders of Series A Debenture Secured Promissory Notes (the “Notes” or individually a “Note” as applicable) subscribed for shares of AmerAlia Common Stock in satisfaction of Notes, unsecured notes and accrued compensation as follows:

Shareholder	Relationship	Number of Shares	Consideration
Bill H Gunn	Chairman & CEO	700,000	$252,000
Robert van Mourik	Director, EVP & CFO	250,000	90,000
James V Riley Trust	Affiliate of James V. Riley, Director	1,583,333	570,000
J. Jeffrey Geldermann	Director	1,003,400	361,224
Karen O. Woolard Trust	Affiliate of Robert C. Woolard, Director	925,000	333,000
Glendower Investments Pty Ltd	Affiliate of Neil E. Summerson, Director	153,000	55,080
Geoffrey C. Murphy	Director	486,125	175,005
TOTALS:		5,100,858	$1,536,309

In addition, other holders of the Notes subscribed for 2,433,706 shares for $876,134.

6.	We allocated the $5,500,000 of cash received in the first closing as follows:

Recipient	Relationship	Nature of	Amount
		Obligation	Paid
Karen O. Woolard Trust	Affiliate of Robert C.	Balance of Note	$977,188
	Woolard, Director	& interest
Robert C. Woolard	Director	Directors fees	16,792
Robert van Mourik	Director, EVP & CFO	Accrued	400,000
		compensation*
Ahciejay Pty Ltd	Affiliate of	Promissory note	169,816
	Robert van Mourik	& interest*
James V Riley Trust	Affiliate of	Promissory note	142,524
	James V. Riley,	interest & directors
	Director	fees
J. Jeffrey Geldermann	Director	Promissory note	88,881
		interest & directors
		fees
Neil E. Summerson	Director	Director’s fees	45,915
		& expenses
Geoffrey C. Murphy	Director	Director’s fees	26,550
		& expenses
Note holders	Unrelated parties	Notes & interest	1,983,801
Various creditors	None	Accounts payable	189,877
TOTAL:			$3,998,344
* Includes provision for withholding taxes

The remaining funds of $1,501,656 are being held to settle remaining obligations and working capital.

Following the first closing, Sentient no longer holds any debt in either AmerAlia or NSHI.  All Series A Debentures, Series B1 Debentures and Series C Debentures issued by NSHI have been cancelled.  NSI is now a wholly-owned subsidiary of NSHI.

The Amendment to the Restructuring Agreement also provides for a second closing to occur on or before December 5, 2008.  At the second closing Sentient will purchase an additional 12,149,628 shares of AmerAlia Common Stock for $4,373,866.  The proceeds from the second closing will be used in the following priority: (a) as a working capital reserve for AmerAlia of $1,000,000 (b) as a reserve solely to fund AmerAlia’s share of previously discussed capital calls of NSHI, our share of which is $2,880,000, and additional working capital for AmerAlia.  In addition, until the second closing and subject to certain restrictions, AmerAlia will have the right to sell up to 1,895,708 shares for a total purchase price of $682,455 to Sentient for the purpose of providing additional working capital for AmerAlia.  Such shares would reduce Sentient’s option to purchase up to 5,500,000 shares of AmerAlia common stock within the next three years.

Following the restructuring, Sentient beneficially owns 66% of our common stock, resulting in a change of control of AmerAlia.  In addition, pursuant to the Restructuring Agreement, Sentient has the right to nominate Peter Cassidy and up to three additional suitably qualified persons for election by the shareholders as directors of AmerAlia.

AmerAlia intends that the issuance of the shares of AmerAlia common stock pursuant to the Restructuring Agreement will be exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Regulation D promulgated under the Securities Act.

Shareholders Agreement

The Restructuring Agreement included an undertaking by the AmerAlia Parties and the Sentient Parties to terminate the existing Securityholders Agreement.  Accordingly, NSHI, AmerAlia and Sentient entered into a new Shareholders Agreement dated October 31, 2008.  The agreement contains provisions restricting transfers of shares by shareholders, a right of first refusal on sales to third parties of the shares held by AmerAlia, drag along rights benefitting Sentient and tag along rights benefitting AmerAlia.  The agreement also provides for the manner by which NSHI can seek additional funding from its shareholders.  The executed version of this agreement is attached hereto as Exhibit 10.55.

Forward Looking Statements

AmerAlia’s future conduct depends on a number of factors beyond our control, so we cannot assure you we will be able to conduct AmerAlia’s operations as we contemplate in this report.  This report contains various statements using the terms “may”, “expect to”, and other terms denoting future possibilities.  They are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  We cannot guarantee the accuracy of these statements as they are subject to a variety of risks beyond our ability to predict or control.  These risks may cause actual results to differ materially from the projections or estimates contained in this report.  These risks are discussed in our annual reports filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits.

10.54	Amendment to Restructuring Agreement.
10.55	Shareholders Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERALIA, INC.
(Registrant)

Date: November 6, 2008	By: /s/ Robert van Mourik
Name: Robert van Mourik
Title: Chief Financial Officer